FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
AND
STATE OF MICHIGAN
OFFICE OF FINANCIAL AND INSURANCE REGULATION FOR THE STATE OF MICHIGAN ("OFIR")
LANSING, MICHIGAN

)
In the Matter of	)	STIPULATION AND
	)	CONSENT TO
	)	THE ISSUANCE OF
	)	A CONSENT ORDER
COMMUNITY CENTRAL BANK	)
MOUNT CLEMENS, MICHIGAN	)	FDIC-10-561b
)
)
(STATE CHARTERED	)
INSURED NONMEMBER BANK))
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER ("STIPULATION") by the Federal Deposit Insurance Corporation ("FDIC") and the OFFICE OF FINANCIAL AND INSURANCE REGULATION FOR THE STATE OF MICHIGAN ("OFIR"), it is hereby stipulated and agreed by and among representatives of the FDIC, the OFIR, and Community Central Bank, Mount Clemens, Michigan ("Bank") as follows:
1.           The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING ("NOTICE") detailing the unsafe or unsound banking practices and violations of law, rule or regulation alleged to have been committed by the Bank and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C.

§ 1818(b), and of its right to a hearing on the charges under  § 2304 of the Banking Code of 1999, Mich. Comp Laws § 487.12304, regarding hearings before the OFIR, and has knowingly waived those rights.
2.  The Bank, solely for the purpose of this proceeding, and without admitting or denying any of the charges of unsafe or unsound banking practices and violations of law, rule or regulation, hereby consents and agrees to the issuance of a CONSENT ORDER ("ORDER") by the FDIC and the OFIR.
3.           The Bank further stipulates and agrees that such ORDER shall be deemed to be a consent order which has become final and unappealable, and that the ORDER shall become effective upon the date of issuance by the FDIC and the OFIR and fully enforceable by the FDIC and the OFIR pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i) and under  § 2304 of the Banking Code of 1999, Mich. Comp Laws § 487.12304, respectively, subject only to the conditions set forth in paragraph 4 of this STIPULATION.
4.           In the event the FDIC and the OFIR accept this STIPULATION and issue the ORDER, it is agreed that no action to enforce the ORDER will be taken by the FDIC in the United States District Court or the appropriate Federal Circuit Court or by the OFIR in the appropriate State Circuit Court unless the Bank, any Bank institution-affiliated party, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), or any of its successors or assigns, has violated or is about to violate any provision of the ORDER.
5.           The Bank hereby waives:
       (a)    The receipt of a NOTICE;
       (b)    All defenses and counterclaims of any kind to this proceeding;
       (c)   A hearing for the purpose of taking evidence on the allegations in the NOTICE;

       (d)    The filing of proposed findings of fact and conclusions of law;
       (e)    A recommended decision of an Administrative Law Judge; and
       (f)    Exceptions and briefs with respect to such recommended decision.

Dated this 29th day of October, 2010.

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION By:	COMMUNITY CENTRAL BANK MOUNT CLEMENS, MICHIGAN By:
/s/ Bryan R. Sup Bryan R. Sup Senior Regional Attorney	/s/ Gebran S. Anton Gebran S. Anton Director

/s/ Salvatore Cottone Salvatore Cottone Director

OFFICE OF FINANCIAL AND INSURANCE REGULATION FOR THE STATE OF MICHIGAN By:	/s/ Celestina Giles Celestina Giles Director
/s/ Stephen R. Hilker Stephen R. Hilker Chief Deputy Commissioner	/s/ Joseph F. Jeannette Joseph F. Jeannette Director

/s/ James T. Mestdagh James T. Mestdagh Director

/s/ Dean S. Petitpren Dean S. Petitpren Director

/s/ John W. Stroh III John W. Stroh III Director
/s/ David E. Weber David E. Weber Director
___________________________ David A. Widlak President, CEO, and Director
Comprising the Board of Directors of Community Central Bank Mount Clemens, Michigan